UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 4, 2004




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                        56-0769274
-------------------                               -----------------------------
(State of Incorporation)                   ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
            --------------------------------------------------------
                     (Address of Principal Executive Office)

Registrant's telephone number, including area code 828-456-3545
                                                   ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[GRAPHIC OMITTED]

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[GRAPHIC OMITTED]

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[GRAPHIC OMITTED]

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[GRAPHIC OMITTED]

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2   Financial Information

ITEM 2.02     Results of Operations and Financial Condition.

On September 30, 2004, Wellco Enterprises, Inc. issued a press release announcing the financial results for the fiscal year and fourth quarter ended July 3, 2004. A copy of Wellco Enterprises, Inc.'s press release is attached as
Exhibit 99(a) to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.



Exhibit Index

99(a) Press release, dated: September 30, 2004, issued by Wellco Enterprises,
Inc.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
------------------------------------
 David Lutz
 President - Chief Executive Officer


Dated: September 30, 2004

                                                                  Exhibit 99(a)

              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
            FOR THE FISCAL YEAR AND FOURTH QUARTER ENDED JULY 3, 2004

Waynesville, North Carolina, September 30, 2004--Wellco Enterprises, Inc. (AMEX-WLC) today reported net income of $2,448,000 for the fiscal year ended July 3, 2004 (current year), equivalent to basic earnings per share of $2.04 (diluted $1.97), from revenues of $45,693,000. This compares with net income of $823,000 for the fiscal year ended June 28, 2003 (prior year), equivalent to basic earnings per share of $0.70 (diluted $0.68), from revenues of $24,833,000.

For the fourth quarter of the 2004 fiscal year (current quarter), net income was $858,000, equivalent to basic earnings per share of $0.70 (diluted $0.66), from revenues of $14,174,000. This compares with net income of $391,000 for the fourth quarter of the 2003 fiscal year (prior quarter), equivalent to basic earnings per share of $0.34 (diluted $0.32), from revenues of $8,755,000.

Net income for both the prior year and prior quarter was reduced by the write-off of $228,000 of goodwill.

The increase in revenues caused the increase in net income for the current year and the current quarter. Increased shipments of boots to the Defense Supply Center Philadelphia (DSCP), the agency of the U. S. Department of Defense with which the Company contracts for the supply of boots used by U. S. Armed Forces personnel, was the primary reason for the increase in revenues. Boot shipments increased because DSCP, in response to the need in Iraq, exercised its surge option on desert boots, and because the Company shipped under a new contract with DSCP. Excess manufacturing costs associated with the current year and quarter revenue increase caused margins to be approximately the same as the prior year and quarter. Manufacturing costs were impacted by the need for training a large number of new employees and the need for additional equipment and related factory.

Statements throughout this report that are not historical facts are forward-looking statements. These statements are based on current expectations and beliefs, and involve numerous risks and uncertainties. Many factors could affect the Company's actual results, causing results to differ materially from those expressed in any such forward-looking information.

These factors include, but are not limited to, the receipt of contracts from the
U. S. government and the performance thereunder; the ability to control costs under fixed price contracts; the cancellation of contracts; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended July 3, 2004. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligation to update any forward- looking statements.


                         CONSOLIDATED OPERATING RESULTS
        (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS AND NUMBER OF SHARES

                                            (audited)             (unaudited)
                                                             Fiscal Three Months
                                        Fiscal Year Ended          Ended
                                       July 3,   June 28,    July 3,    June 28,
                                          2004       2003       2004       2003

                                      ------------------------------------------
Revenues                              $45,693     $24,833    $14,174     $8,755
--------------------------------------------------------------------------------
Operating Income                        3,326       1,181      1,252        651
--------------------------------------------------------------------------------
Net Interest Expense                     (196)        (21)       (61)        (5)
--------------------------------------------------------------------------------
Income Before Income Taxes              3,130       1,160      1,191        646
--------------------------------------------------------------------------------
Income Tax Provision                      682         109        333         27
--------------------------------------------------------------------------------
Income Before Cumulative
Effect of Change in
Accounting Principle                    2,448       1,051        858        619
--------------------------------------------------------------------------------
Cumulative Effect of Change
in Accounting Principle *                             228                   228
--------------------------------------------------------------------------------
Net Income                             $2,448        $823       $858       $391
--------------------------------------------------------------------------------
Earnings  Per Share:
   Basic, Before Cumulative
   Effect                               $2.04        $.89       $.70       $.53
--------------------------------------------------------------------------------
   Cumulative Effect                                 (.19)                 (.19)
--------------------------------------------------------------------------------
   Basic, After Cumulative
   Effect                               $2.04        $.70       $.70       $.34
--------------------------------------------------------------------------------
   Diluted, Before Cumulative
   Effect                               $1.97        $.87       $.66       $.51
--------------------------------------------------------------------------------
   Cumulative Effect                                 (.19)                 (.19)
--------------------------------------------------------------------------------
   Diluted, After Cumulative
   Effect                              $1.97         $.68       $.66       $.32
--------------------------------------------------------------------------------
Weighted Average Number of
Common Shares Outstanding:
--------------------------------------------------------------------------------
   For Basic Earnings
   Per Share                       1,200,937    1,184,242  1,233,392  1,185,746
--------------------------------------------------------------------------------
   For Diluted Earnings
   Per Share                       1,243,954    1,210,929  1,290,446  1,208,003
--------------------------------------------------------------------------------
* Write off of goodwill.

Contact:
Wellco Enterprises, Inc., P. O. Box 188, Waynesville, NC 28786
David Lutz, President and Chief Executive Officer, Phone 828-456-3545, Extension 102